Exhibit 99.1

                 Network Appliance Announces Results
   for Second Quarter Fiscal Year 2006; Achieves 29% Year-over-Year
              Revenue Growth and Record Operating Income

    SUNNYVALE, Calif.--(BUSINESS WIRE)--Nov. 16, 2005--Network Appliance, Inc. (NASDAQ:NTAP), the leader in advanced networked storage solutions, today reported results for the second quarter of fiscal year 2006. Revenues for the second fiscal quarter were $483.1 million, an increase of 29% compared to revenues of $375.2 million for the same period a year ago and an increase of 8% compared to $448.4 million in the prior quarter.
    For the second fiscal quarter, GAAP net income was $70.7 million, or $0.18 per share(1) compared to GAAP net income of $55.3 million, or $0.15 per share for the same period in the prior year. Non-GAAP(2) net income for the second fiscal quarter was $79.1 million, or $0.21 per share, compared to non-GAAP net income of $58.4 million, or $0.16 per share for the same period a year ago.
    Revenues for the first six months of the current fiscal year totaled $931.5 million, compared to revenues of $733.6 million for the first six months of the prior fiscal year, an increase of 27% year over year.
    For the first six months of the current fiscal year, GAAP net income increased 28% to $130.8 million, or $0.34 per share, compared with GAAP net income of $102.2 million, or $0.27 per share for the same period in the prior year. Non-GAAP net income for the first six months of the current fiscal year totaled $141.3 million, or $0.37 per share, compared to non-GAAP net income of $108.2 million, or $0.29 per share for the first six months of the prior fiscal year.
    "We achieved significant growth in revenue and profitability during the quarter driven by the compelling value proposition of our new FAS3000 midrange product line," said Dan Warmenhoven, CEO of Network Appliance. "NetApp provides customers with the best storage utilization rates in the industry, allowing them to decrease their total cost of ownership and increase their return on investment."

    Outlook

    -- Network Appliance estimates that year-over-year growth in revenue for the third quarter of fiscal year 2006 will be in the range of 25% to 28%.

    -- The company expects third quarter GAAP earnings per share to finish between $0.17 and $0.18 per share. Network Appliance expects third quarter non-GAAP earnings per share to be in the range of $0.20 to $0.21 per share.

    -- For the full fiscal year, Network Appliance estimates that revenues will finish in the range of 26% to 28% higher than fiscal year 2005.

    -- The company expects GAAP earnings per share for fiscal year 2006 to be between $0.70 and $0.73 per share. Network
        Appliance estimates full-year non-GAAP earnings per share to be in the range of $0.77 to $0.80 per share.

    Quarterly Highlights

    During the second quarter of fiscal year 2006, Network Appliance solidified its leadership in data security with the completion of the Decru acquisition; demonstrated growth in iSCSI, NAS, and SAN; and expanded its operations in Research Triangle Park, North Carolina.
    This quarter, NetApp maintained its position as market leader in iSCSI, grew its capacity market share lead in NAS, and grew the fastest among vendors tracked in the Fibre Channel (FC) SAN arena. According to IDC's Worldwide Quarterly Disk Storage Systems Tracker Q2 2005, NetApp demonstrated continued leadership in its core NAS market, with a 44.6% capacity share, up almost three (3) percentage points over Q1. NetApp also maintained its strong lead in the iSCSI storage market, with number-one share positions in capacity shipped (45.2%), revenue (41.6%), and units (36%). NetApp was also the fastest growing of the vendors tracked in iSCSI revenue, with a year-over-year growth rate of 120.9%. Finally, of the vendors tracked, NetApp posted the strongest year-over-year increase in FC SAN revenue, with a growth rate of 130.2%.
    Also according to IDC, NetApp experienced the fastest growth among the top five vendors in storage software with 49.4% year-over-year growth from Q2 2004 to Q2 2005 versus a market growth rate of 11.8% for the same period. Total NetApp market share in storage software grew from 5% in Q2 2004 to 6.6% in Q2 2005. Additional details are available in IDC's Worldwide Quarterly Storage Software Tracker Q2 2005.
    During the quarter, NetApp completed the acquisition of Decru, a privately held company based in Redwood City, California. The acquisition of Decru allows NetApp to offer the strongest security option in the industry. Decru is a clear market leader in storage security, helping enterprise and government customers address requirements including regulatory compliance, privacy, secure consolidation, and outsourcing. Decru DataFort(TM) appliances protect the core of the storage network by seamlessly inserting a layer of data encryption, authentication, key management, and compartmentalization.
    The first new products from Decru since the completion of the acquisition occurred during the quarter with the unveiling of next-generation storage security platforms. The new 10-port and SCSI models of Decru DataFort appliances, DataFort FC1020 and DataFort S115, deliver increased enterprise-class scalability native support for legacy tape environments, simplified management, and greater price/performance.
    Also this quarter, NetApp announced that it plans to join IBM as one of 10 founding members in a new open-source community, initially working under the project name Aperi, to give customers more choices for deploying open-standards-based storage infrastructure software. The organization plans to develop a common storage software management platform that will give customers greater flexibility in the way they manage their storage environments.
    Earlier this quarter, NetApp introduced NetApp(R) SnapManager(R) for Oracle(R) Database environments, which leverages the unique power of NetApp Snapshot(TM) technology and is a tightly integrated disk-based backup and granular recovery solution for Oracle customers using Oracle Automatic Storage Management technology. The solution provides customers with continuous uptime for online backups. NetApp SnapManager turns a multi-step backup and restore process into two simple commands from a single host machine.
    On the partner front, NetApp unveiled several new solution enhancements and partner offerings with Bus-Tech Inc., Cisco, NeoPath Networks, Network Intelligence, NuView, Oracle, SAP, and Symantec to address a variety of data concerns, including management and monitoring of enterprise grid environments, data replication, enterprise compliance, ILM management, data analysis, file storage management and utilization, mainframe tape replacement, storage virtualization, and consolidation of remote office/branch office
(ROBO) data.
    Also this quarter, NetApp and Kazeon, a leading provider of information classification and management solutions for the enterprise, signed an OEM, development, and marketing agreement to integrate the intelligent data classification and search capabilities of Kazeon's Information Server with Network Appliance(TM) storage systems. Additionally, NetApp will resell Kazeon's Information Server as part of a jointly marketed solution.
    In corporate news, NetApp expanded to a new facility in Research Triangle Park, North Carolina. The company currently employs 360 employees in the Kit Creek Road facility and operates a 24x7 global service and support center in addition to a state-of-the-art data center with a capacity of multiple petabytes.

    Conference Call and Webcast Information

    -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com on Wednesday, November 16, 2005, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted to the Web site at that location. The conference call will also be available live in a listen-only format at (800) 299-7089 in the United States and (617) 801-9714 outside the United States. The passcode for both numbers is 19259021.

    -- A replay will be available for seven days following completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, with replay code 51378149. The Webcast replay will be posted on our Web site for at least one year.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that simplify data management. Information about Network Appliance solutions and services is available at www.netapp.com.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the third quarter of fiscal 2006 and for all of fiscal 2006, statements regarding the anticipated benefits our FAS3000 product line, Decru network storage platforms, the Aperi open source community, our partner offerings and solution enhancements and our OEM, development and marketing agreement with Kazeon. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward looking statements include general economic and industry conditions, including expenditure trends for storage-related products; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings, competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain and strengthen our relationships with strategic partners; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned "risk factors" in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

    (1) Earnings per share represent the diluted number of shares for all periods presented.
    (2) Non-GAAP results of operations exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges/recoveries, net gain/loss on investments and the related effects on income taxes, as well as certain discrete GAAP provision for income tax matters recognized ratably for non-GAAP purposes.

    NetApp and SnapManager are registered trademarks and Network Appliance and Snapshot are trademarks of Network Appliance Inc. in the United States and other countries. Decru DataFort is a trademark of Decru Inc., a Network Appliance company, in the United States and other countries. Oracle is a registered trademark of Oracle Corporation. All other trademarks belong to their respective owners and should be treated as such.

    Network Appliance Usage of Non-GAAP Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.




                       NETWORK APPLIANCE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                             (Unaudited)

                                             October 28,   April 30,
                                                 2005        2005
                                             ----------- -----------

                   ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                  $221,713    $193,542
    Short-term investments                      887,886     976,423
    Accounts receivable, net                    325,855     296,885
    Inventories                                  44,111      38,983
    Prepaid expenses and other                   30,444      32,472
    Deferred income taxes                        35,558      37,584
                                             ----------- -----------
        Total current assets                  1,545,567   1,575,889

PROPERTY AND EQUIPMENT, net                     465,587     418,749

GOODWILL                                        491,089     291,816
INTANGIBLE ASSETS, net                           87,735      21,448
OTHER ASSETS                                     60,493      64,745
                                             ----------- -----------
                                             $2,650,471  $2,372,647
                                             =========== ===========



    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                            $93,370     $83,572
    Income taxes payable                         28,759      20,823
    Accrued compensation and related
     benefits                                    88,974     100,534
    Other accrued liabilities                    57,760      53,262
    Deferred revenue                            307,007     261,998
                                             ----------- -----------
        Total current liabilities               575,870     520,189

LONG-TERM DEFERRED REVENUE                      227,547     187,180
LONG-TERM OBLIGATIONS                             3,441       4,474
                                             ----------- -----------
                                                806,858     711,843
                                             ----------- -----------

STOCKHOLDERS' EQUITY                          1,843,613   1,660,804
                                             ----------- -----------
                                             $2,650,471  $2,372,647
                                             =========== ===========



                       NETWORK APPLIANCE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)


                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                               Oct. 28,  Oct. 29,  Oct. 28,  Oct. 29,
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------

REVENUES:
   Product revenue             $424,776  $336,804  $819,405  $661,431
   Service revenue               58,286    38,372   112,059    72,166
                               --------- --------- --------- ---------
      Total revenues            483,062   375,176   931,464   733,597
                               --------- --------- --------- ---------
COST OF REVENUES:
   Cost of product revenue      141,104   111,728   274,858   225,943
   Cost of service revenue       42,866    32,287    84,028    61,535
                               --------- --------- --------- ---------
      Total cost of revenues    183,970   144,015   358,886   287,478
                               --------- --------- --------- ---------
GROSS MARGIN                    299,092   231,161   572,578   446,119
                               --------- --------- --------- ---------

OPERATING EXPENSES:
    Sales and marketing         138,218   109,109   275,517   212,420
    Research and development     56,037    40,650   106,839    79,353
    General and administrative   21,566    17,870    42,607    34,752
    In process research and
     development                  5,000         -     5,000         -
    Stock compensation            3,344     2,139     5,372     4,243
    Restructuring charges           645         -      (611)        -
                               --------- --------- --------- ---------
        Total operating
         expenses               224,810   169,768   434,724   330,768
                               --------- --------- --------- ---------

INCOME FROM OPERATIONS           74,282    61,393   137,854   115,351

OTHER INCOME (EXPENSES), net:
    Interest income               9,651     6,103    18,699    10,185
    Other expenses, net            (277)       90      (549)     (822)
    Net gain on investments          68         -       101         -

                               --------- --------- --------- ---------
          Total other income,
           net                    9,442     6,193    18,251     9,363
                               --------- --------- --------- ---------

INCOME BEFORE INCOME TAXES       83,724    67,586   156,105   124,714

PROVISION FOR INCOME TAXES       13,006    12,257    25,267    22,523
                               --------- --------- --------- ---------

NET INCOME                      $70,718   $55,329  $130,838  $102,191
                               ========= ========= ========= =========

NET INCOME PER SHARE:
    BASIC                         $0.19     $0.15     $0.35     $0.29
                               ========= ========= ========= =========

    DILUTED                       $0.18     $0.15     $0.34     $0.27
                               ========= ========= ========= =========

SHARES USED IN PER SHARE
 CALCULATION:
    BASIC                       371,002   357,787   369,220   357,265
                               ========= ========= ========= =========

    DILUTED                     385,442   375,074   385,912   374,024
                               ========= ========= ========= =========



                       NETWORK APPLIANCE, INC.
       NON-GAAP (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)



                            Three Months Ended   Six Months Ended
                           -----------------------------------------
                           Oct. 28,  Oct. 29,  Oct. 28,  Oct. 29,
                              2005      2004      2005      2004
                           --------- --------- --------- ---------

REVENUES:
   Product revenue         $424,776  $336,804  $819,405  $661,431
   Service revenue           58,286    38,372   112,059    72,166
                           --------- --------- --------- ---------
     Total revenues         483,062   375,176   931,464   733,597
                           --------- --------- --------- ---------
COST OF REVENUES:
   Cost of product revenue  138,158   110,870   270,804   224,227
   Cost of service revenue   42,866    32,287    84,028    61,535
                           --------- --------- --------- ---------
     Total cost of
      revenues              181,024   143,157   354,832   285,762
                           --------- --------- --------- ---------
GROSS MARGIN                302,038   232,019   576,632   447,835
                           --------- --------- --------- ---------

OPERATING EXPENSES:
    Sales and marketing     137,711   108,903   274,803   212,007
    Research and
     development             56,037    40,650   106,839    79,353
    General and
     administrative          21,167    16,601    40,852    32,215
                           --------- --------- --------- ---------
        Total operating
         expenses           214,915   166,154   422,494   323,575
                           --------- --------- --------- ---------


INCOME FROM OPERATIONS       87,123    65,865   154,138   124,260


OTHER INCOME (EXPENSES),
 net                          9,374     6,193    18,150     9,363
                           --------- --------- --------- ---------

INCOME BEFORE INCOME TAXES   96,497    72,058   172,288   133,623


PROVISION FOR INCOME TAXES   17,370    13,691    31,012    25,388

                           --------- --------- --------- ---------
NET INCOME                  $79,127   $58,367  $141,276  $108,235
                           ========= ========= ========= =========

NET INCOME PER SHARE:
    BASIC                     $0.21     $0.16     $0.38     $0.30
                           ========= ========= ========= =========

    DILUTED                   $0.21     $0.16     $0.37     $0.29
                           ========= ========= ========= =========

SHARES USED IN PER SHARE
 CALCULATION:
    BASIC                   371,002   357,787   369,220   357,265
                           ========= ========= ========= =========

    DILUTED                 385,442   375,074   385,912   374,024
                           ========= ========= ========= =========


(1) Non-GAAP results of operations exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges/recoveries, net gain/loss on investments and the related effects on income taxes, as well as certain discrete GAAP provision for income tax matters recognized ratably for non-GAAP purposes.


                       NETWORK APPLIANCE, INC.
                 RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)



                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                                Oct. 28,  Oct. 29,  Oct. 28,  Oct. 29,
                                  2005      2004      2005      2004
                               --------- --------- --------- ---------

SUMMARY RECONCILIATION OF NET
 INCOME
-----------------------------
NET INCOME                      $70,718   $55,329  $130,838  $102,191

Adjustments:
    Amortization of intangible
     assets                       3,852     2,333     6,523     4,666
    Stock compensation            3,344     2,139     5,372     4,243
    In process research and
     development                  5,000         -     5,000         -
    Restructuring charges           645         -      (611)        -
    Net gain on investments         (68)        -      (101)        -
    Discrete GAAP provision
     matters recognized
      ratably for non-GAAP
       purposes                  (2,437)        -    (2,437)        -
    Income tax effect            (1,927)   (1,434)   (3,308)   (2,865)

                               --------- --------- --------- ---------
NON-GAAP NET INCOME             $79,127   $58,367  $141,276  $108,235
                               ========= ========= ========= =========


DETAILED RECONCILIATION OF
 SPECIFIC ITEMS:
--------------------------

COST OF REVENUES               $183,970  $144,015  $358,886  $287,478
Adjustment:
    Amortization of intangible
     assets                      (2,946)     (858)   (4,054)   (1,716)

                               --------- --------- --------- ---------
NON-GAAP COST OF REVENUES      $181,024  $143,157  $354,832  $285,762
                               ========= ========= ========= =========

GROSS MARGIN                   $299,092  $231,161  $572,578  $446,119
Adjustment:
    Amortization of intangible
     assets                       2,946       858     4,054     1,716

                               --------- --------- --------- ---------
NON-GAAP GROSS MARGIN          $302,038  $232,019  $576,632  $447,835
                               ========= ========= ========= =========

SALES AND MARKETING EXPENSES   $138,218  $109,109  $275,517  $212,420
Adjustments:
    Amortization of intangible
     assets                        (507)     (206)     (714)     (413)

                               --------- --------- --------- ---------
NON-GAAP SALES AND MARKETING
 EXPENSES                      $137,711  $108,903  $274,803  $212,007
                               ========= ========= ========= =========

GENERAL AND ADMINISTRATIVE
 EXPENSES                       $21,566   $17,870   $42,607   $34,752
Adjustments:
    Amortization of intangible
     assets                        (399)   (1,269)   (1,755)   (2,537)

                               --------- --------- --------- ---------
NON-GAAP GENERAL AND
 ADMINISTRATIVE EXPENSES        $21,167   $16,601   $40,852   $32,215
                               ========= ========= ========= =========

OPERATING EXPENSES             $224,810  $169,768  $434,724  $330,768
Adjustments:
    Stock compensation           (3,344)   (2,139)   (5,372)   (4,243)
    In process research and
     development                 (5,000)        -    (5,000)        -
    Amortization of intangible
     assets                        (906)   (1,475)   (2,469)   (2,950)
    Restructuring charges          (645)        -       611         -

                               --------- --------- --------- ---------
NON-GAAP OPERATING EXPENSES    $214,915  $166,154  $422,494  $323,575
                               ========= ========= ========= =========

INCOME FROM OPERATIONS          $74,282   $61,393  $137,854  $115,351
Adjustments:
    In process research and
     development                  5,000         -     5,000         -
    Amortization of intangible
     assets                       3,852     2,333     6,523     4,666
    Stock compensation            3,344     2,139     5,372     4,243
    Restructuring charges           645         -      (611)        -
                               --------- --------- --------- ---------
NON-GAAP INCOME FROM
 OPERATIONS                     $87,123   $65,865  $154,138  $124,260
                               ========= ========= ========= =========

TOTAL OTHER INCOME (EXPENSES),
 NET                             $9,442    $6,193   $18,251    $9,363
Adjustments:
    Net gain on investments         (68)        -      (101)        -
                               --------- --------- --------- ---------
NON-GAAP TOTAL OTHER INCOME
 (EXPENSES), NET                 $9,374    $6,193   $18,150    $9,363
                               ========= ========= ========= =========

INCOME BEFORE INCOME TAXES      $83,724   $67,586  $156,105  $124,714
Adjustments:
    Amortization of intangible
     assets                       3,852     2,333     6,523     4,666
    In process research and
     development                  5,000         -     5,000         -
    Stock compensation            3,344     2,139     5,372     4,243
    Restructuring charges           645         -      (611)        -
    Net gain on investments         (68)        -      (101)        -
                               --------- --------- --------- ---------
NON-GAAP INCOME BEFORE INCOME
 TAXES                          $96,497   $72,058  $172,288  $133,623
                               ========= ========= ========= =========

PROVISION FOR INCOME TAXES      $13,006   $12,257   $25,267   $22,523
Adjustments:
    Discrete GAAP provision
     matters recognized
      ratably for non-GAAP
       purposes                   2,437         -     2,437         -
    Income tax effect             1,927     1,434     3,308     2,865
                               --------- --------- --------- ---------
NON-GAAP PROVISION FOR INCOME
 TAXES                          $17,370   $13,691   $31,012   $25,388
                               ========= ========= ========= =========


                       NETWORK APPLIANCE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                            (In thousands)
                             (Unaudited)



                             Three Months Ended   Six Months Ended
                             ------------------- -------------------
                             Oct. 28,   Oct. 29,   Oct. 28, Oct. 29,
                               2005       2004       2005     2004
                             --------- --------- --------- ---------
Cash Flows from Operating
 Activities:
  Net income                  $70,718   $55,329  $130,838  $102,191
  Adjustments to reconcile
   net income to net cash
   provided by operating
   activities:
     Depreciation              15,328    13,410    30,084    26,652
     In process research and
      development               5,000         -     5,000         -
     Amortization of
      intangible assets         3,852     2,333     6,523     4,666
     Amortization of patents      496       451       991       901
     Stock compensation         3,344     2,139     5,372     4,243
     Income tax benefit from
      employee stock
      transactions                  -     8,942    16,289    14,677
     Net gain on investments      (68)        -      (101)      (29)
     Net loss on disposal of
      equipment                   756       512     1,160       519
     Allowance for doubtful
      accounts                    725       557       346       403
     Deferred rent                321       136       369       226
     Changes in assets and
      liabilities:
        Accounts receivable   (86,163)  (19,596)  (28,271)  (25,353)
        Inventories            (8,567)   (2,662)  (13,565)   (5,993)
        Prepaid expenses and
         other assets             932     7,428    (3,065)    5,999
        Accounts payable       12,463     5,746     9,772     4,671
        Income taxes payable   14,496      (325)    7,855    (1,166)
        Accrued compensation
         and related
         benefits              21,360    18,336   (11,058)    3,801
        Other accrued
         liabilities           (1,577)   (2,917)   (2,879)     (220)
        Deferred revenue       49,059    30,013    85,775    60,355
                             ------------------- --------- ---------
          Net cash provided
           by operating
           activities         102,475   119,832   241,435   196,543
                             ------------------- --------- ---------
Cash Flows from Investing
 Activities:
  Purchases of investments   (111,010) (200,302) (333,797) (348,948)
  Redemptions of investments  204,596   124,257   418,573   263,302
  Increase in restricted
   cash                          (562)        -    (2,066)        -
  Purchases of property and
   equipment                  (29,474)  (15,246)  (63,012)  (47,511)
  Proceeds from sales of
   investments                     68         -       130       298
  Purchases of equity
   securities                  (6,675)        -    (6,950)        -
  Purchase of businesses,
   net of cash acquired       (41,916)        -   (53,747)        -
                             --------- --------- --------- ---------
     Net cash provided
      by (used in) investing
      activities               15,027   (91,291)  (40,869) (132,859)
                             --------- --------- --------- ---------
Cash Flows from Financing
 Activities:
  Proceeds from sale of
   common stock related to
   employee stock
   transactions                21,726    23,515    72,489    46,717
  Tax withholding payments
   reimbursed by restricted
   stock                         (183)        -      (602)      (43)
  Repurchases of common
   stock                     (149,021)  (35,271) (244,564)  (83,013)
                             --------- --------- --------- ---------
          Net cash used in
           financing
           activities        (127,478)  (11,756) (172,677)  (36,339)
                             --------- --------- --------- ---------

Effect of Exchange Rate
 Changes on Cash                  104       537       282       871

Net Increase (Decrease) in
 Cash and Cash Equivalents     (9,872)   17,322    28,171    28,216
Cash and Cash Equivalents:
  Beginning of period         231,585   103,222   193,542    92,328
                             ------------------- --------- ---------
  End of period              $221,713  $120,544  $221,713  $120,544
                             =================== ========= =========
Noncash Investing and
 Financing Activities:
  Conversion of evaluation
   inventory to fixed assets   $5,473    $2,022    $9,111    $4,751
  Deferred stock
   compensation, net of
   reversals                     (445)      173     2,189      (373)
  Acquisition of property and
   equipment on account         2,564         -     6,125         -
  Common stock issued and
   options assumed for
   acquired businesses        228,016         -   230,330         -

Supplemental cash flow
 information:                                 -
  Income taxes paid             1,675     3,346     3,689    10,172
  Income Tax Refund             2,264     9,156     2,332    10,572


                       NETWORK APPLIANCE, INC.
             RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                   EXPRESSED AS EARNINGS PER SHARE
                  THIRD QUARTER AND FISCAL YEAR 2006
                            (Unaudited)




                                     Projected Year    Projected Year
                                     Over Year Third      Over Year
                                     Quarter Revenue     Annual FY06
                                      Growth Range     Revenue Growth
                                                            Range
                                     ---------------------------------

                                          25%     28%      26%     28%
                                      ------- -------  ------- -------

ADJUSTMENTS OF SPECIFIC ITEMS TO
 EARNINGS PER SHARE FOR THE THIRD
 QUARTER AND FISCAL YEAR 2006 ($):

COST OF REVENUES
Adjustment:
    Amortization of intangible assets (0.010) (0.010)  (0.031) (0.031)

OPERATING EXPENSES
Adjustments:
    Stock compensation                (0.011) (0.011)  (0.036) (0.036)
    Amortization of intangible assets (0.002) (0.002)  (0.011) (0.011)
    Restructuring charges             (0.001) (0.001)   0.003   0.003
    In-process research and
     development                           -       -   (0.013) (0.013)


TOTAL OTHER INCOME (EXPENSES), NET
Adjustments:
    Net (gain)/loss on investments                      0.000   0.000


PROVISION FOR INCOME TAXES
Adjustments:
    Income tax effect                  0.002   0.001    0.017   0.017

                                      ------- -------  ------- -------
NET DECREASE IN EARNINGS PER SHARE    (0.022) (0.022)  (0.070) (0.070)
                                      ======= =======  ======= =======




    CONTACT: Network Appliance, Inc.
             Jodi Baumann, 408-822-3974 (Press)
             jodi@netapp.com
             Tara Calhoun, 408-822-6909 (Investor)
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428 (Investor) billief@netapp.com